LONG-TERM PREPAYMENT, DEPOSITS AND OTHER ASSETS	12 Months Ended
Dec. 31, 2011
LONG-TERM PREPAYMENT, DEPOSITS AND OTHER ASSETS
7.	LONG-TERM PREPAYMENT, DEPOSITS AND OTHER ASSETS

Long-term prepayment, deposits and other assets consisted of the following:

	December 31,
	2011	2010
Entertainment production costs	$68,553	$68,483
Less: accumulated amortization	(9,141)	(2,283)

Entertainment production costs, net	$59,412	$66,200
Deposit and other	11,143	12,085
Long-term receivables, net	2,303	17,344

Long-term prepayment, deposits and other assets	$72,858	$95,629

Entertainment production costs represent the amount incurred and capitalized for the entertainment show in City of Dreams, which commenced performance in September 2010. The Group expects that amortization of entertainment production costs will be approximately $6,855 each year from 2012 through 2019, and approximately $4,572 in 2020.

Long-term receivables, net, represent casino receivables from casino customers where settlement is not expected within the next year. Aging of such balances are all over 90 days and include allowance for doubtful debts of $6,564 and $14,978 as of December 31, 2011 and 2010, respectively. During the year ended December 31, 2011, long-term receivables, net, amounting to $17,344 including corresponding allowance for doubtful debts of $9,697 were reclassified to current; and current accounts receivable, net amounting to $2,303 including corresponding allowance for doubtful debts of $1,283 were reclassified to non-current. Reclassifications to current accounts receivable, net, are made when conditions support that it is probable for settlement of such balances to occur within one year.